Nominee Holder Over-Subscription Form                    EXHIBIT (d)(4)
                         THE GREATER CHINA FUND, INC.
                                RIGHTS OFFERING
                    DTC PARTICIPANT OVER-SUBSCRIPTION FORM
                     NOMINEE HOLDER OVER-SUBSCRIPTION FORM
                  PLEASE COMPLETE ALL APPLICABLE INFORMATION


BY FIRST CLASS MAIL, EXPRESS             BY HAND:                               BY FACSIMILE:
MAIL OR OVERNIGHT COURIER:
PNC Bank, N.A.                           PNC Bank, N.A.
c/o ACS                                  c/o PNC Trust Company                  PNC Bank, N.A.
915 Broadway, 5th Floor                  40 Broad Street, 5th Floor             Fax to: (212) 505-4576
New York, New York 10010                 New York, New York 10004               Confirm to: (212) 505-4416

        THIS FORM IS TO BE USED ONLY BY NOMINEE HOLDERS TO EXERCISE THE OVER-SUBSCRIPTION PRIVILEGE IN RESPECT OF RIGHTS WITH
RESPECT TO WHICH THE OVER-SUBSCRIPTION PRIVILEGE WAS EXERCISED AND DELIVERED THROUGH THE FACILITIES OF A COMMON DEPOSITORY.  ALL
OTHER EXERCISES OF OVER-SUBSCRIPTION PRIVILEGES MUST BE EFFECTED BY DELIVERY OF THE SUBSCRIPTION CERTIFICATE.
                                                          _________________

        THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE FUND'S PROSPECTUS DATED MARCH 8, 1996 (THE
"PROSPECTUS") AND ARE INCORPORATED HEREIN BY REFERENCE.  COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM THE INFORMATION
AGENT.
                                                          _________________

        VOID UNLESS RECEIVED BY THE SUBSCRIPTION AGENT WITH PAYMENT IN FULL BY 5:00 P.M., NEW YORK CITY TIME, ON APRIL  12, 1996,
UNLESS EXTENDED BY THE FUND (THE "EXPIRATION DATE").
                                                          _________________

        1.      The undersigned hereby certifies to the Subscription Agent that it is a participant in _______________________ [Name of Depository] (the "Depository") and that is has either (i) exercised the Over-Subscription Privilege in respect of Rights and delivered such exercised Rights to the Subscription Agent by means of transfer to the Depository Account of the Fund or (ii)
delivered to the Subscription Agent a Notice of Guaranteed Delivery in respect of the exercise of the Over-Subscription Privilege and will deliver the Rights called for in such Notice of Guaranteed Delivery to the Subscription Agent by means of transfer to such
Depository Account of the Fund.

        2.      The undersigned hereby exercises the Over-Subscription Privilege to purchase, to the extent available, ______ Shares of common stock and certifies to the Subscription Agent that such Over-Subscription Privilege is being exercised for the account or accounts of persons (which may include the undersigned) on whose behalf all Primary Subscription rights have been exercised.(*)

        3.      The undersigned understands that payment of the Subscription Price per share for each Share of common stock subscribed for pursuant to the Over-Subscription Privilege must be received by the Subscription Agent at or before 5:00 P.M. New
York City time on the Expiration Date and represents that such payment, in the aggregate amount of $________________, either (check appropriate box):

        ( )       has been or is being delivered to the Subscription Agent pursuant to the Notice of Guaranteed Delivery referred to above,
                  or

        ( ) is being delivered to the Subscription Agent herewith, or

        ( )       has been delivered separately to the Subscription Agent;
                and, in the case of funds not delivered pursuant to a Notice of Guaranteed Delivery, is or was delivered in the manner set forth below (check appropriate box and complete information relating thereto):

                ( )         uncertified check
                ( )         certified check
                ( )         bank draft

__________________________________________________                 __________________________________________________
         Over-Subscription Confirmation Number                               Name of Nominee Holder

__________________________________________________                 __________________________________________________
             Depository Participant Number                                           Address

                                                                   __________________________________________________
Contact Name:____________________________________                  City                State                 Zip Code

Phone Number:___________________________________                   By:_______________________________________________
                                                                      Name:
                                                                      Title:
Dated:_____________________, 1996


(*)    PLEASE ATTACH A BENEFICIAL OWNER CERTIFICATION CONTAINING THE RECORD DATE SHARE POSITION, THE NUMBER OF PRIMARY SHARES
       SUBSCRIBED FOR AND THE NUMBER OF SHARES REQUESTED IN THE OVER-SUBSCRIPTION PRIVILEGE, BY EACH SUCH OWNER.

                         THE GREATER CHINA FUND, INC.

                        BENEFICIAL OWNER CERTIFICATION


     The undersigned, a bank, broker or other nominee holder of Rights ("Rights") to purchase Shares of Common Stock, $0.001 par value ("Common Stock"), of The Greater China Fund, Inc. (the "Fund") pursuant to the Rights offering (the "Offer") described and provided for in the Fund's Prospectus dated March 8, 1996 (the "Prospectus"), hereby certifies to the Fund and to PNC Bank, National Association, as Subscription Agent for such Offer, that for each numbered line filled in below the undersigned has exercised, on behalf of the beneficial owner thereof (which may be the undersigned), the number of Rights specified on such line pursuant to the Primary Subscription (as defined in the Prospectus) and such beneficial owner wishes to subscribe for the purchase of additional Shares of Common Stock pursuant to the Over-Subscription Privilege (as defined in the Prospectus), in the amount set forth in the third column of such line:


                                                                         NUMBER OF SHARES
                                        NUMBER OF RIGHTS                    REQUESTED
                                           EXERCISED                       PURSUANT TO
                                      PURSUANT TO PRIMARY               OVER-SUBSCRIPTION
          RECORD DATE SHARES              SUBSCRIPTION                      PRIVILEGE

 1)     ____________________         ____________________         ____________________
 2)     ____________________         ____________________         ____________________

 3)     ____________________         ____________________         ____________________
 4)     ____________________         ____________________         ____________________

 5)     ____________________         ____________________         ____________________
 6)
        ____________________         ____________________         ____________________
 7)     ____________________         ____________________         ____________________

 8)     ____________________         ____________________         ____________________
 9)     ____________________         ____________________         ____________________

 10)    ____________________         ____________________         ____________________


__________________________________________________
         Name of Nominee Holder


By:_______________________________________________
   Name:
   Title:

Dated:_______________________________________, 1996


   Provide the following information if applicable:


__________________________________________________                 Name of Broker:___________________________________
Depository Trust Corporation ("DTC") Participant Number


__________________________________________________                 Address:__________________________________________
DTC Primary Subscription Confirmation Number(s)